Exhibit 99.2

PROPOSED ACQUISITION OF ATMEL CORPORATION October 2008

2 Safe Harbor Cautionary Statement: Statements in these materials, including those regarding Microchip Technology Incorporated’s (“Microchip”) and ON Semiconductor Corporation’s (“ON Semiconductor”) joint proposal to acquire Atmel Corporation (“Atmel”) and the expected impact of the proposed acquisitions on each of Microchip’s and ON Semiconductor’s strategic and operational plans and financial results, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We use words such as “anticipate”, “believe”, “expect”, “intend”, “estimate” (and the negative of any of these terms), “future” and similar expressions to help identify forward-looking statements. These forward-looking statements are subject to business and economic risk and reflect the current expectations of each of Microchip’s and/or ON Semiconductor’s management, as applicable, and involve subjects that are inherently uncertain and difficult to predict. Actual results could differ materially from these forward-looking statements because of factors such as: the possibility that Microchip’s and ON Semiconductor’s joint proposal to acquire Atmel will be rejected by Atmel’s board of directors or shareholders; the possibility that ON Semiconductor will not be able to obtain sufficient financing; the possibility that Microchip and ON Semiconductor will be unable to reach agreement on the terms of the sale of certain Atmel assets; the possibility that, even if Microchip’s and ON Semiconductor’s proposal is accepted, the transaction will not close or that the closing may be delayed; the effect of the announcement of the proposal on each of Microchip’s, ON Semiconductor’s and Atmel’s strategic relationships, operating results and businesses generally, including the ability to retain key employees; each of Microchip’s and ON Semiconductor’s ability to successfully integrate Atmel’s operations and employees; general economic conditions; and other factors described in Microchip’s SEC filings (including Microchip’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2008) and ON Semiconductor’s SEC filings (including ON Semiconductor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended June 27, 2008). If any of these risks or uncertainties materializes, the joint proposal may not be accepted, the acquisitions may not be consummated, the potential benefits of the acquisitions may not be realized, Microchip’s, ON Semiconductor’s and/or Atmel’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. All information in these materials is as of October 2, 2008. Each of Microchip and ON Semiconductor undertakes no duty to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

3 Transaction Summary Microchip and ON Semiconductor have submitted a joint proposal to acquire Atmel Microchip to acquire the Microcontroller ($513M LTM revenue) and ASIC ($496M LTM revenue) businesses ON Semiconductor to acquire the NVM ($385M LTM revenue), RF and Auto ($282M LTM revenue) businesses Microchip intends to sell the ASIC business either before completing the transaction or shortly thereafter. Not a closing condition The ASIC business will be accounted for as an asset held for sale if not sold prior to close Price: $5.00 per share in cash 52.4% premium to Atmel’s closing price on October 1, 2008 Transaction has a total equity value of $2.3 billion on a fully diluted basis Transaction expected to be accretive to Microchip’s non-GAAP EPS in full first year Transaction expected to be accretive to ON Semiconductor’s non-GAAP EPS in full first year

4 Microchip Transaction Rationale Combines complementary businesses Broadens market presence Drives efficiencies through scale Atmel has strong momentum in proprietary AVR architecture Broad product line with 8- and 32-bit solutions Broad base of technology building blocks - memory, connectivity, touch sense and security Significant opportunities to drive operational synergies across COGS, SG&A and R&D Leverage sales channels to broaden reach of MCU products Optimize redundant R&D spending Exploit low-cost manufacturing capabilities Eliminate redundant G&A costs Enhances Microchip’s opportunities in 8-bit segment Extends Microchip’s 32-bit offering and segment opportunities with AVR32 and ARM based solutions Expands Microchip’s fast growing mTouch™ solutions with Atmel’s QTouch® solutions for touch sensing applications

5 Atmel’s MCU Business AVR 8-bit AVR 32-bit ARM-based 8051 8-bit Over 100 AVR products Proprietary architecture High performance, low power, high code density, flash program memory & highly integrated Based on standard 32-bit ARM7 and ARM 9 architectures Valuable 200+ MIPS 32-bit flash MCU technology Based on standard 8051 CPU 2KB to 128KB of embedded flash memory Source: Atmel website and 2007 annual report MCU Architectures: AVR ARM/ 8051 LTM revenues: $513mm CY04-CY07 CAGR: 11%

MCU Product Line Synergy

Microchip	Atmel	
▪ 8-bit ▪ PIC10, PIC12 ▪ PIC16, PIC18	▪ 8-bit ▪ AVR ▪ 8051	▪ Significant Growth Opportunity
▪ 16-bit ▪ PIC24 ▪ dsPIC	▪ 16-bit	▪ Microchip Strength ▪ Fastest growth 16-bit
▪ 32-bit ▪ PIC32	▪ 32-bit ▪ AVR32 ▪ ARM7, ARM9	▪ Atmel Strength ▪ Growth Opportunity
▪ mTouch™ Technology	▪ QTouch® Technology	▪ Best In Class Solutions ▪ Growth Opportunity

6

7 Highly complementary Increases SAM / BOM New opportunities in RFID & GPS ON Semiconductor Transaction Rationale Creates Automotive and EEPROM leader Further extends analog transformation Adds complementary products with limited incremental operating expenses Drives scale & cash flow: >$2.7B revenues & in-line operating model to LT target model Investor Highlights Consolidates Strengths in Products and End Markets Enhances ability to deliver complete solutions to its customer base Significant synergies in geography, revenue and channel Leverages ON Semiconductor’s customer base and supply chain Significant Product and Customer Benefits Operating expense synergies by leveraging ON Semiconductor’s existing automotive design and customer support infrastructure Significant cost efficiencies in migrating products to ON Semiconductor’s fab network and utilizing ON Semiconductor’s low cost assembly and test factories Expect EPS accretion and opportunity to improve margins Significant Opportunities to Enhance Earnings Strong combined portfolio Broadens standard product portfolio NVM RF & Auto

8 All Cash Premium Proposal vs. the Status Quo of Atmel’s Incomplete Turnaround Plan Atmel has struggled to execute on its transformation plan Atmel’s strategy continues to include its underperforming ASIC and Auto businesses, which do not have the scale to successfully compete in the marketplace The changes Atmel has implemented have only led to modest improvements in operating results. Operating margin for Atmel’s microcontroller business continues to significantly lag behind Microchip The current competitive and macroeconomic landscape only serve to magnify Atmel’s operational challenges Despite implementing some strategic changes, Atmel’s stock has dropped by 46% over the past 2 years. Over the same period, Microchip and ON Semiconductor have performed significantly better than Atmel

9 Next Steps to Transaction Completion Microchip and ON Semiconductor are committed to moving forward on an expedited basis to complete the transaction Microchip and ON Semiconductor are prepared to begin confirmatory due diligence immediately Commence regulatory process Atmel, Microchip and ON Semiconductor negotiate and sign merger agreement and ancillary purchase agreement Customary conditions to closing, including receipt of regulatory approvals Transaction closes Microchip and ON Semiconductor are fully committed to completing transaction – have not ruled out any potential options